Shareholders' Protection Rights Agreement	12 Months Ended
Jun. 30, 2011
Shareholders' Protection Rights Agreement
13.	Shareholders’ Protection Rights Agreement

On January 25, 2007, the Board of Directors of the Company declared a dividend of one Shareholders’ Right for each common share outstanding on February 17, 2007 in relation to the Company’s Shareholders Protection Rights Agreement. As of June 30, 2011, 155,090,509 common shares were reserved for issuance under this Agreement. Under certain conditions involving acquisition of, or an offer for, 15 percent or more of the Company’s common shares, all holders of Shareholders’ Rights would be entitled to purchase one common share at an exercise price currently set at $160. In addition, in certain circumstances, all holders of Shareholders’ Rights (other than the acquiring entity) would be entitled to purchase a number of common shares equal to twice the exercise price, or at the option of the Board, to exchange each Shareholders’ Right for one common share. The Shareholders’ Rights remain in existence until February 17, 2017, unless extended by the Board of Directors or earlier redeemed (at one cent per Shareholders’ Right), exercised or exchanged under the terms of the agreement. In the event of an unfriendly business combination attempt, the Shareholders’ Rights will cause substantial dilution to the person attempting the business combination. The Shareholders’ Rights should not interfere with any merger or other business combination that is in the best interest of the Company and its shareholders since the Shareholders’ Rights may be redeemed.